

The LGL Group, Inc.

(NYSE Amex: LGL)

Q3 2010 Earnings Report
November 11, 2010 10:00 a.m. EST

Safe Harbor Statement

Information included in this presentation may contain forward-looking statements. Forward-looking statements are generally identifiable by use of words such as "expects," "anticipates," "estimates," "believes," or "intends" or the negative of these words or other variations on these words or comparable terminology, as they relate to future periods. Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding its efforts to grow revenue and its expectations regarding its backlog and its customer base.

Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. As forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include national and global economic, business, competitive, market and regulatory conditions and the factors described under "Risk Factors" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

In addition, non-GAAP financial measures are presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Q3 2010 Earnings Report
November 11, 2010   10:00 a.m. EST
Agenda

- Q3 2010 Business Highlights
- Financial Outlook
- Capital Structure
- Strategic Growth Initiatives
- 2010 Annual Meeting
- Question and Answer






Q3 2010
Business Highlights

Q3 2010 Business Highlights

- Fourth consecutive quarter with positive earnings
- Q3 2010 revenue was approximately $12.4MM, which was a 69.3% increase over Q3 2009 revenue of approximately $7.3MM
- Revenue split evenly across both of our major market segments, Telecom and MISA (military, instrumentation, space and avionics)
- Operating efficiencies improved with gross margin increasing to 37.6%, compared to gross margin of 19.7% in Q3 2009
- Basic and diluted EPS of $0.88 compared to ($0.43) for Q3 2009



Q3 2010 Business Highlights

- Strong shipments during the quarter
- Short-term demand for repeat orders in the Telecom market segment were notably softer due to excess inventory levels across the supply chain
- Backlog decreased to approximately $11.97MM at the end of Q3 2010
- Q3 revenues driven by repeat orders from our major OEM contracts
- Working capital increased to approximately $10.9MM at the end of Q3 2010, compared to approximately $8.9MM at the end of Q2 2010
- Market and customer positions remain strong in both Telecom and MISA market segments



Q3 2010 Business Highlights

Outlook for Q4 2010 and Q1 2011

- Backlog expected to remain healthy
- Major OEM customers continue to report positive earnings with modest revenue growth
- The semi-conductor industry, a leading indicator for the Telecom market segment, continues to project single-digit growth for the next two years
- 2011 customer commitments have been favorable






Financial Outlook

Financial Outlook
Revenue Trend



LGL Consolidated Revenue
($MM)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$46
$42
$40
$40
$31
$45
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
TTM (as of Q3 2010)

Note: Revenues for 2005 through a portion of 2007 includes Lynch Systems, whose operating assets were sold in 2007.

Financial Outlook

Quarterly Income Statement Trends

($'s in 000's, except margin %)



14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
26.9%
25.7%
25.6%
25.2%
21.9%
19.8%
19.5%
31.6%
34.1%
36.3%
37.6%
-2.2%
-1.8%
3.8%
1.8%
-8.2%
-8.2%
-8.2%
6.4%
13.0%
20.6%
18.9%
$9,782
$10,154
$10,248
$9,998
$7,549
$7,236
$7,324
$9,202
$10,701
$12,535
$12,397
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Revenue
% Gross Margin
% EBITDA Margin

- Q3 2010 represents the fourth sequential quarter of positive earnings
- Gross margin reached a record high of 37.6% as a result of strong revenue levels and an improved cost structure

Financial Outlook
Order Backlog



($000's at quarter end)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$8,182
$9,333
$8,293
$13,221
$13,958
$14,260
$14,373
$11,973
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

- Consecutive quarters of strong shipments moderated the order backlog.
- The decrease in orders during third quarter 2010 was primarily due to softer short-term demand in repeat orders due to excess inventory levels across the supply chain for the Telecom market segment.

Capital Structure

Capital Structure

Capital Position as of September 30, 2010

Total Assets:	$	19.9 million
Net Working Capital:	$	10.9 million
Cash and ST Investments:	$	2.3 million
Long Term Debt (including current portion):	$	0.7 million
Shareholders' Equity:	$	14.4 million
Available Line of Credit:	$	4.0 million

The Company's working capital position nearly doubled to $10.9 million as compared to working capital of $5.5 million as of September 30, 2009. The increase was due primarily to increases in accounts receivable and inventory balances, and positive cash flow from operations.

Capital Structure

Improving Capital Structure

We seek to further improve our operating flexibility through improved financials, balance sheet and operating ratios

- Our ability to generate free cashflow is improving
- Company repaid its $2.3MM term loan with RBC Bank on 9/30/2010
- Ability to comply with debt covenant restrictions has improved, as well as some restrictions have been removed
- Focus on obtaining new financing partners to complement growth strategy
- Considering options for the use of equity and debt to ensure stability and growth
- Shelf registration on Form S-3 declared effective on 11/4/2010






Strategic Growth Initiatives

Strategy Initiatives
Four Pillars of Growth

1. **Invest organically into core business**
   - R&D investments to leverage opportunities with existing customers and maximize our positions
   - Incremental capacity investments
   - R&D investments into products that are higher in the value chain, such as modules and subsystems, leading to higher average sales price and margins
2. **Joint venture opportunities**
   - Intellectual property expansion
   - Differentiated positions to increase gross margins
   - Strategically expand supply chain and improve manufacturing flexibility
3. **M&A: Explore synergistic acquisitions**
   - Focus on high value-added engineering complements
   - Mix shift towards lower volume, higher average sale price and margins
   - Increase levels of customization and deepen OEM cycles
4. **Seek opportunities for true greenfield investments**
   - New markets, new customers, new products

2010 Annual Meeting

"a chance to meet with time for your questions"

2010 Annual Meeting of Stockholders

Invitation

Stockholders of record as of October 18, 2010, are cordially invited to attend the Company's 2010 Annual Meeting of Stockholders.

When: Wednesday, December 15, 2010, 9:00 a.m. EST

Where: Union League Club
38 East 37th Street
New York, NY 10016

Topics:
- Election of Directors
- Ratification of the Company's external auditors
- Discussion of Company's strategy for growth in stockholder value

Question and Answer

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(E-mail: ganderson@lglgroup.com)

R. LaDuane Clifton, Chief Accounting Officer
(E-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000







